UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2026

JASPER THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39138	84-2984849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Bridge Pkwy Suite #102

Redwood City, CA 94065

(650) 549-1400

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 16, 2026, Jasper Therapeutics, Inc. (the “Company” or “Jasper”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that, on the same date, the Company completed its acquisition (the “Merger”) of Kira Pharmaceuticals (“Kira”), a Cayman Islands exempted company, pursuant to the terms of the Agreement and Plan of Merger, dated July 16, 2026 (the “Merger Agreement”), by and among the Company, Kira Holdco Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Kira. Pursuant to the Merger Agreement, Kira merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements and accompanying notes of Kira Pharmaceuticals as of and for the fiscal years ended December 31, 2025 and 2024 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited financial statements and accompanying notes of Kira Pharmaceuticals as of and for the six months ended June 30, 2026 and 2025 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2026, the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2026, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, and the related notes of Jasper Therapeutics, Inc. with respect to the Merger, the concurrent private placement of non-voting convertible preferred stock (the “Financing”), the distribution of contingent value rights and the Mirador License Agreement (as defined in Exhibit 99.3), are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of EisnerAmper LLP, independent auditors of Kira Pharmaceuticals.
99.1	Audited financial statements of Kira Pharmaceuticals as of December 31, 2025 and 2024 and for the years then ended.
99.2	Unaudited financial statements of Kira Pharmaceuticals as of June 30, 2026 and for the six months ended June 30, 2026 and 2025.
99.3	Unaudited pro forma condensed combined financial information of Jasper Therapeutics, Inc. as of June 30, 2026, for the six months ended June 30, 2026, and for the year ended December 31, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2026

JASPER THERAPEUTICS, INC.

By:	/s/ Herb Cross
	Name:	Herb Cross
	Title:	Chief Financial Officer

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